POWER OF ATTORNEY

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
                                  (THE "TRUST")

     The undersigned, does hereby constitute and appoint Stuart Strauss of Mayer, Brown, Rowe & Maw his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with the Trust's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     /s/ Ronn R. Bagge
                                                     -------------------------
                                                     Ronn R. Bagge

Date: April 8, 2003

                                POWER OF ATTORNEY

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
                                  (THE "TRUST")

     The undersigned, does hereby constitute and appoint Stuart Strauss of Mayer, Brown, Rowe & Maw his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with the Trust's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     /s/ Philip M. Nussbaum
                                                     -------------------------
                                                     Philip M. Nussbaum

Date: April 8, 2003

                                POWER OF ATTORNEY

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
                                  (THE "TRUST")

     The undersigned, does hereby constitute and appoint Stuart Strauss of Mayer, Brown, Rowe & Maw his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with the Trust's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     /s/ John Southard
                                                     -------------------------
                                                     John Southard

Date: April 8, 2003

                                POWER OF ATTORNEY

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
                                  (THE "TRUST")

     The undersigned, does hereby constitute and appoint Stuart Strauss of Mayer, Brown, Rowe & Maw his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with the Trust's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     /s/ H. Bruce Bond
                                                     -------------------------
                                                     H. Bruce Bond

Date: April 8, 2003

                                POWER OF ATTORNEY

                     POWERSHARES EXCHANGE-TRADED FUND TRUST
                                  (THE "TRUST")

     The undersigned, does hereby constitute and appoint Stuart Strauss of Mayer, Brown, Rowe & Maw his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with the Trust's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     /s/ D. Mark McMillan
                                                     -------------------------
                                                     D. Mark McMillan

Date: April 8, 2003